UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

SEPTEMBER 19, 2000
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)




ITEM 5. OTHER EVENTS

On September 19, 2000, Laboratory Corporation of America-Registered Trademark- Holdings (LabCorp -Registered Trademark-) presented its latest findings on HIV viral load trends in the United States at the Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC) in Toronto, Canada. HIV viral load is a measure of the amount of virus in a patient's blood. One of the conclusions reached from this ongoing study was that patients who were more frequently monitored had greater suppression of HIV viral load. This supports the belief that frequent blood monitoring and associated adjustments in therapy lead to more accurate intervention by treating physicians. The study was a collaborative effort with the University of North Carolina's Center for AIDS Research and the School of Public Health's Biostatistics Department.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          September 19, 2000.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T.SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: September 20, 2000